RUSH ENTERPRISES


NO PARKING FIRE LANE

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August 2019

Disclosure/Safe Harbor

This presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act 1995). Any forward-looking statements are based on current expectations with respect to important risk factors. It is important to note that our actual results could materially differ from the results anticipated in any forward-looking statements that may be contained in this presentation. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, future growth rates and margins for certain of our products and services, future supply and demand for our products and services, competitive factors, general economic conditions, cyclicality, market conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices and one-time events. In addition, the declaration and payment of cash dividends and authorization of future share repurchase programs remains at the sole discretion of the Company's Board of Directors and the issuance of future dividends and authorization of future share repurchase programs will depend upon the Company's financial results, cash requirements, future prospects, applicable law and other factors that may be deemed relevant by the Company's Board of Directors. Please refer to the documents that we have filed with the U.S. Securities and Exchange Commission for a discussion of these factors. We do not undertake any obligation to update any forward-looking statements contained in or incorporated in this presentation to reflect actual results, changes in assumptions or in other factors which may affect any forward-looking statements.

Company Overview

- Full service solutions provider to commercial vehicle industry
- 7,518 dedicated employees
- $5.5 billion in revenue in 2018
- 37,797 trucks sold in 2018
- 5.7% U.S. Class 8 market share in 2018
- 5.0% U.S. Class 4-7 market share in 2018
- Dual class structure
- Initiated first quarterly cash dividend Q3 2018; increased dividend 8.3% Q3 2019
- Share repurchase authorization of $150 million


RUSH ENTERPRISES
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Company at a Glance

- Rush Truck Centers
- Rush Refuse Systems
- Rush Crane Systems
- Rush Towing Systems
- Rush Bus Centers
- Rush Truck Leasing
- Rush Truck Insurance

- Perfection Truck Parts & Equipment
- Rig Tough Truck Parts
- House of Trucks
- Momentum Fuel Technologies
- Custom Vehicle Solutions
- Chrome Country
- World Wide Tires


IDEALEASE

Commercial Vehicle Market

- Healthy economy positively impacting truck sales and aftermarket services
- Aftermarket parts and service activity remains healthy
- Q3 Class 8 truck deliveries should remain strong
- Market conditions and industry indicators could impact Class 8 truck sales in Q4 and 2020
- Decreased freight rates, increased used truck supply could put pressure on used truck values
- Strong Class 4-7 market continues


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U.S. Retail Truck Sales



Class 8
Class 4-7
Units (Thousands)
300
250
200
150
100
50

	2011	2012	2013	2014	2015	2016	2017	2018	2019E	2020E	2021E
Class 8	174	199	188	224	253	197	197	256	275	204	212
Class 4-7	146	164	180	200	218	226	226	258	262	245	239

Strategic Growth Initiatives

- 2022 financial goals
  - $7.0 billion in annual revenue
  - 5% pretax profit margin
- Growth goals and opportunities
  - Grow parts revenue to $2 billion
  - Grow service and body shop revenue to $600 million
  - Increase U.S. Class 8 market share to 7.5%
  - Increase U.S. Class 4-7 market share to 6.2%
  - Increase RTL pretax margin to 7.0%
- Capital deployment
  - Disciplined investment in strategic growth
  - Consistent shareholder return program


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Rush Truck Centers

- Largest commercial vehicle dealer group in North America
- More than 120 locations in 22 states
- 50% ownership of Rush Truck Centres of Canada, 14 International locations in Ontario
- Class 3-8 truck sales, full range of aftermarket solutions
- Broad market segment coverage
- Largest dealer group for Peterbilt, Navistar, Hino, Isuzu, growing with Ford
- Leasing and rental
- Financial and insurance services
- Over 4 million square feet of premium facilities


RUSH
TRUCK CENTERS
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Rush Truck Centers Network


Peterbilt Dealerships
International Dealerships
Independent Parts and Service Locations
Rush Truck Centres Canada

Solutions Network

- Capabilities for all makes and models
- Aftermarket parts
  - More than $278 million parts inventory
  - Genuine OEM and all-makes parts including proprietary Rig Tough and Premium Power powertrain parts
  - RushCare Rapid Parts Call Centers
  - RushCare Parts Connect online parts ordering
- Service and body shop
  - 2,349 service bays, 2,652 technicians; 26 collision centers
  - Complete range of maintenance solutions
  - 509 mobile and embedded techs
  - RushCare Services and technology solutions
  - CNG/LNG service capabilities






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Technology Innovation

- RushCare Parts Connect
- RushCare Service Connect
- RushCare Telematics Solutions
  - Custom fault code monitoring system
  - OEM/component supplier support
- RushCare Complete call center and customer support team
- Parts sales analytics to drive efficiencies for customers and increase sales


Parts Connect
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Absorption Performance

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- Above 95% in recession due to efficient expense management
- Entered up cycle at 106%
- 122% overall in 2018


ABSORPTION RATIO*
120
100
80
9
10
11
12
13
14
15
16
17
18

Source: ACT Research

*Absorption ratio is calculated by dividing the gross profit from the parts, service and body shop departments of a dealership by the overhead expenses of all of a dealership's departments, except for the selling expenses of new and used commercial vehicles and the carrying costs of the new and used commercial vehicle inventory.

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Quality of Earnings


100%
80%
60%
40%
20%
0%
7.9%
2.7%
36.9%
52.5%
PEAK
6.0%
2.9%
20.1%
71.0%
TROUGH
4.0%
4.2%
28.4%
63.4%
2006
2009
2018

Class 8 Units	290,000	97,000	255,000

2018 GP Margin Truck Sales 7.8% | Parts/Service 37.1% | Rental and Leasing 17.2%

Parts and Service   Truck Sales   Leasing & Rental   Other

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Rush Annual Truck Sales



40
35
30
25
20
15
10
5
0
Units (Thousands)
15.8K
9.9K
1.7K
7.8K
16.8K
11.2K
1.6K
7.9K
10.8K
11.1K
1.6K
7.0K
13.0K
10.9K
1.6K
7.0K
14.6K
12.9K
2.1K
8.0K
15.0K
13.5K
2.2K
8.0K
2014
2015
2016
2017
2018
2019E
Used
Light-duty
Medium-duty
Class 8

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Vehicle Franchises

- Peterbilt, Class 6-8 – 59 locations, 11 states
- International, Class 5-8 – 45 locations, 9 states, 50% ownership of 14 locations in Canada
- Ford, Class 3-7 – 9 locations, 7 states
- Hino, Class 5-7 – 32 locations, 9 states
- Isuzu, Class 4-5 – 26 locations, 9 states
- Mitsubishi Fuso, Class 4-5 – 5 locations, 3 states
- Blue Bird – 18 locations, 1 state
- Collins – 30 locations, 1 state
- Elkhart – 17 locations, 1 state
- IC Bus – 35 locations, 7 states
- Jerr-Dan – 5 locations, 3 states
- PacLease – 26 locations, 10 states
- Idealease – 19 locations, 9 states

Class 8 Customers

- Rush Enterprises 2018 U.S. Class 8 market share – 5.7%
- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent owner-operator now variable component of truckload carrier

Werner Enterprises | Walmart | Marten | Stevens Transport

Celadon | Estes | WM | Pilot Flying J

Schlumberger | Oshkosh | FedEx | Cemex

Fleet Type


Large Fleets
30-35%
5.7%
Mid-Size Fleets
15-20%
Vocational
40-45%
Owner-Operator
10-15%

expect more.

Class 4-7 Customers

- Rush Enterprises 2018 U.S. Class 4-7 market share – 5.0%
- Vocational and specialty markets
- Ready-to-Roll℠
- National fleet accounts
- Market tied closely to general economy

CANTEEN McCOY'S BUILDING SUPPLY PODS Portable On Demand Storage Nestlé Red Bull JERR-DAN FritoLay Good fun!

Customer Type


Food/ Beverage 15%
Towing/ Recovery 10%
Leasing/Rental 20%
Construction/ Landscaping 20%
Pick-up/ Delivery 25%
Government/ Municipal 10%
5.0%

Rush Truck Leasing

- Full service leasing and rental
- Lease trucks captive source for parts and service revenue
- PacLease and Idealease franchises
- 45 locations including 4 captive shops
- 8,310 units in truck fleet, 1,143 units under contract maintenance
- Growing need by customers for outsourced maintenance


Leasing and Rental Revenue
$ (Millions)
$300
$250
$200
$150
$100
$50
$0
$200
$208
$217
$238
$251
2015
2016
2017
2018
2019 E
PacLease
IDEALEASE

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Historical Results

$ in Millions, except per share amounts	2015	2016	2017	2018	Six Months Ended 6/30/2018	Six Months Ended 6/30/2019
Revenue	$4,979.7	$4,214.6	$4,713.9	$5,506.2	$2,589.6	$2,892.9
Gross profit	$784.9	$718.0	$829.9	$978.3	$470.4	$526.4
Gross profit margin	15.8%	17.0%	17.6%	17.8%	18.2%	18.2%
Adjusted EBIT (1)*	$108.8	$76.0	$138.7	$205.6	$88.5	$104.8
Adjusted EBIT margin*	2.2%	1.8%	2.9%	3.7%	3.4%	3.6%
Net income	$66.1	$40.6	$172.1	$139.1	$50.4	$78.7
Adjusted net income (1)*	$66.1	$46.0	$89.3	$154.9	$66.1	$78.7
EPS	$1.61	$1.00	$4.20	$3.45	$1.23	$2.08
Adjusted EPS (1)*	$1.61	$1.13	$2.18	$3.85	$1.61	$2.08

(1) Excludes a one-time charge related to restructuring charges and real estate impairment in 2016; a one time benefit related to tax reform legislation in 2017; and a one-time charge related to impairment of the Company's ERP platform in 2018.

*Non-GAAP financial measure. See Appendix

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Adjusted Return on Invested Capital

$ in Thousands	2015	2016	2017	2018	6/30/2018	6/30/2019
Total debt	$1,586,278	$1,335,441	$1,473,230	$1,693,306	$1,533,163	$2,025,159
Adjustments						
Debt related to lease and rental fleet	($603,894)	($579,819)	($598,512)	($589,933)	($579,434)	($638,513)
Floor plan notes payable	($854,758)	($646,945)	($778,561)	($1,023,019)	($867,992)	($1,190,136)
Adjusted total debt*	$127,626	$108,677	$96,157	$80,354	$85,737	$196,510
Cash and cash equivalents	($64,847)	($82,026)	($124,541)	($131,726)	($148,316)	($111,346)
Adjusted net (cash) debt*	$62,779	$26,651	($28,384)	($51,372)	($62,579)	$85,164
Shareholders' equity	$844,897	$862,825	$1,040,373	$1,066,928	$1,060,078	$1,113,524
Adjusted invested capital*	$907,676	$889,476	$1,011,989	$1,015,556	$997,499	$1,198,688
Adjusted return on invested capital (1)*	13.7%	8.5%	14.6%	20.3%	18.1%	20.2%

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods the calculation is made using the previous twelve months' results.

(1) Excludes a one-time charge related to restructuring charges and real estate impairment in 2016; a one time benefit related to tax reform legislation in 2017; and a one-time charge related to impairment of the Company's ERP platform in 2018.

*Non-GAAP financial measure – see Appendix

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Free Cash Flow

$ in Thousands	2015	2016	2017	2018	Twelve Months Ended 6/30/2018	Twelve Months Ended 6/30/2019
Net cash provided by (used in) operations	$227,250	$521,170	$152,737	$215,364	$211,998	($6,562)
Acquisition of property/equipment	($367,790)	($196,965)	($209,917)	($238,260)	($246,563)	($275,115)
Free cash flow*	($140,540)	$324,205	($57,180)	($22,896)	($34,565)	($281,677)
Adjustments:						
Draws (payments) on floor plan financing, net	$31,568	($211,802)	$112,261	$167,812	$106,203	$326,602
Proceeds from lease/rental debt	$162,497	$121,188	$152,562	$156,751	$169,723	$194,563
Principal payments on lease/rental debt	($138,813)	($168,644)	($144,998)	($163,734)	($155,884)	($164,701)
Debt proceeds related to acquisitions	($5,645)	$0	$0	$0	$0	$0
Non-maintenance capital expenditures	$138,190	$45,003	$28,734	$39,268	$33,613	$44,823
Adjusted free cash flow*	$47,257	$109,950	$91,379	$177,201	$119,090	$119,610

*Non-GAAP financial measure. See Appendix.

RUSH ENTERPRISES


NO PARKING FIRE LANE

August 2019

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Appendix

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Adjusted Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow. The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have the same information available to them that management uses to asses the Company's operating performance and capital structure. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

Appendix Reconciliation

Adjusted Net Income and EPS

In Thousands, except per share amounts	2015	2016	2017	2018	Six Months Ended 6/30/2018	Six Months Ended 6/30/2019
Net Income	$66,053	$40,582	$172,129	$139,062	$50,428	$78,725
Adjustments						
Restructuring charges, net of tax		$5,425				
ERP platform write-off, net of tax				$15,886	$15,682	
Revaluation of deferred tax liabilities			($82,862)			
Adjusted Net Income*	$66,053	$46,007	$89,267	$154,948	$66,110	$78,725
Diluted shares outstanding EPS	41,093	40,603	40,980	40,293	40,967	37,764
EPS	$1.61	$1.00	$4.20	$3.45	$1.23	$2.08
Adjusted EPS*	$1.61	$1.13	$2.18	$3.85	$1.61	$2.08

*Non-GAAP financial measure – see Appendix.

(1) Excludes a one-time charge related to restructuring charges and real estate impairment in 2016; a one time benefit related to tax reform legislation in 2017; and a one-time charge related to impairment of the Company's ERP platform.

Appendix Reconciliation

Adjusted EBITDA and EBIT

$ in Thousands	2015	2016	2017	2018	Six Months Ended 6/30/2018	Six Months Ended 6/30/2019
Net Income	$66,053	$40,582	$172,129	$139,062	$50,428	$78,725
Adjusted Net Income*	$66,053	$46,007	$89,267	$154,948	$66,110	$78,725
Provision for Income Taxes	$41,750	$29,372	$47,132	$44,107	$16,587	$25,243
Interest expense	$13,473	$14,279	$12,310	$19,682	$8,800	$15,430
Depreciation and amortization	$43,859	$51,261	$50,069	$70,489	$44,601	$26,519
Asset impairment\charge, net of tax				($15,886)	($15,682)	$0
(Gain) Loss on sales of assets	$544	($1,755)	$105	($297)	($368)	($82)
EBITDA*	$165,679	$139,164	$198,883	$273,043	$120,048	$145,999
Adjustment						
Interest expense associated with floor plan notes payable	($13,054)	($11,901)	($10,121)	($17,839)	($7,856)	($14,648)
Adjusted EBITDA*	$152,625	$127,263	$188,762	$255,204	$112,192	$131,351
Depreciation and amortization	($43,859)	($51,261)	($50,069)	($49,580)	($23,692)	($26,519)
Adjusted EBIT*	$108,776	$76,002	$138,693	$205,624	$88,500	$104,832

*Non-GAAP financial measure

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